VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-0506

Re:	Separate Account VL E

File No.811-04733, CIK 0000796524

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the Fidelity Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 8/23/2010,8/26/2010, Fidelity Variable Insurance Products Fund filed its semi annual report with the Commission via EDGAR (CIK: 0000356494).

To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Monumental Life Insurance Company